[COVER PAGE]

OPPENHEIMER QUEST OFFICERS VALUE FUND
Annual Report  October 31, 1996


[LOGO]OPPENHEIMERFUNDS/R/

BRIDGET A. MACASKILL
President
Oppenheimer
Quest Officers
Value Fund

DEAR SHAREHOLDER,

        Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

        Looking back, the autumn rally was clearly a result of three main factors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

        We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

        Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

        While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

        Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/Bridget A. Macaskill
Bridget A. Macaskill

November 21, 1996

 2    Oppenheimer Quest Officers Value Fund

JEFF WHITTINGTON
Portfolio Manager

          Q + A
          An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

Oppenheimer Quest Officers Value Fund performed very well during this period, and, in fact, it outperformed the S & P 500 each quarter of this fiscal year.(1) Because this is a "non-diversified fund" we're able to focus our portfolio on investments we believe offer great opportunities. And through our process of extensive research, we were able to identify companies that performed well over the past year.

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?

We look for strong businesses with effective management that are priced modestly. In determining what factors single out particular businesses, we look for three specific traits: profitability, growth and stability. Of the three, we focus most on profitability because profitable companies tend to have larger percentages of free cash flow. This excess cash can be put to use in a number of ways to benefit shareholders, such as paying down debt, buying back stock, paying dividends, or buying other companies.(2)

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

We believe that the portfolio's largest holding, a national long distance reseller, will continue to be a positive contributor to the Fund's performance. This company has shown impressive volume growth and high returns relative to its competitors. As a facilities-based company, they own their plants rather than rent, and in doing so are able to produce better profit margins. They have also assembled a strong management team from the leaders of recent acquisitions, each of whom have maintained their equity investments in this company.

        Another strong contributor to the portfolio is an insurance company that specializes in providing excess general product liability coverage. This is a very profitable business which has recently been diversified into other similar product lines, such as property and catastrophe reinsurance. Because these other product lines are very closely related to their primary business, they have been able to streamline expenses and provide excess free capital.

DID ANY INVESTMENTS NEGATIVELY IMPACT PERFORMANCE?

Not really. Because we use a bottom-up approach to stock picking, the decisions we make are based on very specific criteria. Rather than focusing on trends or themes in the marketplace, the key factors that drive the names in our portfolio tend to be company-specific events.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is positive. This has been a terrific year for the stock market, one in which we were able to benefit from the performance of many of our holdings. However, we believe that price is the biggest risk when selecting stocks, and as the prices of some of our holdings have climbed, we've been trimming our positions and taking profits. Our belief is that the stock market has now entered a more normal period, one where returns and volatility will be more in line with historical averages. As this occurs, we expect to find more opportunities for good companies that are modestly valued.//

1. The Fund's investments are not limited to securities in the S&P 500 Index, which cannot be purchased directly by investors.
2.  The Fund's portfolio is subject to change.

 3    Oppenheimer Quest Officers Value Fund

           =========================================
           STATEMENT OF INVESTMENTS OCTOBER 31, 1996

                                                                                              FACE                MARKET VALUE
                                                                                              AMOUNT              SEE NOTE 1
==============================================================================================================================
SHORT-TERM NOTES - 3.2%
------------------------------------------------------------------------------------------------------------------------------
           Federal Home Loan Mortgage Corp., 5.22%, 11/13/96(1)                               $  206,000          $   205,648
           -------------------------------------------------------------------------------------------------------------------
           Federal Home Loan Mortgage Corp., 5.50%, 11/1/96(1)                                   159,000              159,000
                                                                                                                  ------------

           Total Short-Term Notes (Cost $364,648)                                                                     364,648

==============================================================================================================================
U.S. GOVERNMENT OBLIGATIONS - 8.9%
------------------------------------------------------------------------------------------------------------------------------
           U.S. Treasury Bonds, 6.75%, 8/15/26 (Cost $996,569)                                 1,000,000            1,012,187

                                                                                              SHARES
==============================================================================================================================
COMMON STOCKS - 85.9%
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 4.5%
           -------------------------------------------------------------------------------------------------------------------
           Tracor, Inc.(2)                                                                        22,500              511,875
------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 8.5%
           -------------------------------------------------------------------------------------------------------------------
           Borg-Warner Automotive, Inc.                                                           12,200              468,175
           -------------------------------------------------------------------------------------------------------------------
           Team Rental Group, Inc.(2)                                                             27,000              506,250
------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 4.5%
           -------------------------------------------------------------------------------------------------------------------
           Wang Laboratories, Inc.(2)                                                             22,000              514,250
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.5%
           -------------------------------------------------------------------------------------------------------------------
           Countrywide Credit Industries, Inc.                                                    18,000              513,000
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.0%
           -------------------------------------------------------------------------------------------------------------------
           Paracelsus Healthcare Corp.(2)                                                         53,400              233,625
------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 20.3%
           -------------------------------------------------------------------------------------------------------------------
           ACE Ltd.                                                                               15,900              870,525
           -------------------------------------------------------------------------------------------------------------------
           Delphi Financial Group, Inc., Cl. A                                                    18,600              520,800
           -------------------------------------------------------------------------------------------------------------------
           EXEL Ltd.                                                                              12,000              456,000
           -------------------------------------------------------------------------------------------------------------------
           Mid Ocean Ltd.                                                                         10,000              470,000
                                                                                                                  ------------
                                                                                                                    2,317,325
------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.7%
           -------------------------------------------------------------------------------------------------------------------
           Trump Hotels & Casino Resorts, Inc.(2)                                                 19,500              309,562
------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 4.0%
           -------------------------------------------------------------------------------------------------------------------
           LucasVarity plc, ADR(2)                                                                11,454              461,024
------------------------------------------------------------------------------------------------------------------------------
MEDIA - 4.6%
           -------------------------------------------------------------------------------------------------------------------
           Hollinger International, Inc.                                                          42,000              525,000
------------------------------------------------------------------------------------------------------------------------------
METALS - 4.4%
           -------------------------------------------------------------------------------------------------------------------
           UCAR International, Inc.(2)                                                            12,800              500,800
------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.5%
           -------------------------------------------------------------------------------------------------------------------
           Triton Energy Corp.(2)                                                                  8,900              397,162
------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 4.2%
           -------------------------------------------------------------------------------------------------------------------
           Nu-Kote Holding, Inc., Cl. A(2)                                                        50,800              482,600
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 9.8%
           -------------------------------------------------------------------------------------------------------------------
           WorldCom, Inc.(2)                                                                      45,700            1,113,938
------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 8.4%
           -------------------------------------------------------------------------------------------------------------------
           Canadian Pacific Ltd. (New)                                                            38,200              964,550
                                                                                                                  ------------

           Total Common Stocks (Cost $8,969,890)                                                                    9,819,136
           -------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS, AT VALUE (COST $10,331,107)                                           98.0%          11,195,971
           -------------------------------------------------------------------------------------------------------------------
           OTHER ASSETS NET OF LIABILITIES                                                           2.0              233,331
                                                                                                   ------         ------------
           NET ASSETS                                                                              100.0%         $11,429,302
                                                                                                   ======         ============

           1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
           2.  Non-income producing security.
           See accompanying Notes to Financial Statements.
 4    Oppenheimer Quest Officers Value Fund

                          ====================================================
                          STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1996

==============================================================================================================================
ASSETS                    Investments, at value (cost $10,331,107) - see accompanying statement                   $11,195,971
                          ----------------------------------------------------------------------------------------------------
                          Receivables:
                          Investments sold                                                                            224,088
                          Interest                                                                                     16,137
                          Shares of beneficial interest sold                                                           15,585
                          ----------------------------------------------------------------------------------------------------
                          Deferred organization costs - Note 1                                                          4,567
                          ----------------------------------------------------------------------------------------------------
                          Other                                                                                           693
                                                                                                                  ------------
                          Total assets                                                                             11,457,041

==============================================================================================================================
LIABILITIES               Bank overdraft                                                                                5,995
                          ----------------------------------------------------------------------------------------------------
                          Payables and other liabilities:
                          Legal and auditing fees                                                                       8,225
                          Shareholder reports                                                                           6,435
                          Registration and filing fees                                                                  2,174
                          Custodian fees                                                                                1,485
                          Shares of beneficial interest redeemed                                                        1,200
                          Transfer agent and accounting service fees                                                      839
                          Other                                                                                         1,386
                                                                                                                  ------------
                          Total liabilities                                                                            27,739

==============================================================================================================================
NET ASSETS                                                                                                        $11,429,302
                                                                                                                  ============

==============================================================================================================================
COMPOSITION OF            Par value of shares of beneficial interest                                                   $7,488
NET ASSETS                ----------------------------------------------------------------------------------------------------
                          Additional paid-in capital                                                                9,515,737
                          ----------------------------------------------------------------------------------------------------
                          Accumulated net realized gain on investment transactions                                  1,041,213
                          ----------------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments - Note 3                                         864,864
                                                                                                                  ------------
                          Net assets - applicable to 748,785 shares of beneficial
                          interest outstanding                                                                    $11,429,302
                                                                                                                  ============

==============================================================================================================================
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE                                                                   $15.26
                                                                                                                       =======

                          See accompanying Notes to Financial Statements.

 5    Oppenheimer Quest Officers Value Fund


                          ===========================================================
                          STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1996


==============================================================================================================================
INVESTMENT INCOME         Dividends (net of foreign withholding taxes of $2,183)                                  $    62,089
                          ----------------------------------------------------------------------------------------------------
                          Interest                                                                                     42,672
                                                                                                                  ------------
                          Total income                                                                                104,761

==============================================================================================================================
EXPENSES                  Management fees - Note 4                                                                     60,540
                          ----------------------------------------------------------------------------------------------------
                          Distribution and service plan fees - Note 4                                                  19,597
                          ----------------------------------------------------------------------------------------------------
                          Legal and auditing fees                                                                      25,307
                          ----------------------------------------------------------------------------------------------------
                          Registration and filing fees                                                                 17,469
                          ----------------------------------------------------------------------------------------------------
                          Shareholder reports                                                                          13,720
                          ----------------------------------------------------------------------------------------------------
                          Transfer agent and accounting service fees - Note 4                                           9,987
                          ----------------------------------------------------------------------------------------------------
                          Custodian fees and expenses                                                                   5,985
                          ----------------------------------------------------------------------------------------------------
                          Other                                                                                         3,483
                                                                                                                  ------------
                          Total expenses                                                                              156,088
                                                                                                                  ------------
                          Less reimbursement of expenses by OppenheimerFunds, Inc. - Note 4                           (22,269)
                                                                                                                  ------------
                          Net expenses                                                                                133,819

==============================================================================================================================
NET INVESTMENT LOSS                                                                                                   (29,058)

==============================================================================================================================
REALIZED AND              Net realized gain on investments                                                          1,103,769
UNREALIZED GAIN           ----------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on investments                        570,237
                                                                                                             ------------
                          Net realized and unrealized gain                                                          1,674,006

==============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $ 1,644,948
                                                                                                                  ============

                          ===================================
                          STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED          PERIOD ENDED
                                                                                              OCTOBER 31, 1996    OCTOBER 31,
                                                                                                                  1995(1)
==============================================================================================================================
OPERATIONS                Net investment income (loss)                                        $   (29,058)            $68,846
                          ----------------------------------------------------------------------------------------------------
                          Net realized gain                                                     1,103,769             257,638
                                                                                              --------------------------------
                          Net change in unrealized appreciation or depreciation                   570,237             294,627
                                                                                              --------------------------------
                          Net increase in net assets resulting
                          from operations                                                       1,644,948             621,111

==============================================================================================================================
DIVIDENDS AND             Dividends from net investment income                                    (84,879)             (7,466)
DISTRIBUTIONS             ----------------------------------------------------------------------------------------------------
TO SHAREHOLDERS           Distributions from net realized gain                                   (267,637)                 --
==============================================================================================================================
BENEFICIAL INTEREST       Net increase in net assets resulting from
TRANSACTIONS              beneficial interest transactions - Note 2                             6,490,302           3,032,923

==============================================================================================================================
NET ASSETS                Total increase                                                        7,782,734           3,646,568
                          ----------------------------------------------------------------------------------------------------

                          Beginning of period                                                   3,646,568                  --
                                                                                              ------------        ------------
                          End of period (including undistributed net investment
                          income $61,380 for 1995)                                            $11,429,302         $ 3,646,568
                                                                                              ============        ============

                          1. For the period November 8, 1994 (commencement of operations) to October 31, 1995.
                          See accompanying Notes to Financial Statements.

 6    Oppenheimer Quest Officers Value Fund

                                       ====================
                                       FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED OCTOBER 31,
                                                         1996(2)                   1995(1)
===============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $12.30                    $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      (.01)                      .24
Net realized and unrealized gain                           4.06                      2.10
-----------------------------------------------------------------------------------------------
Total income from investment
operations                                                 4.05                      2.34
-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.26)                     (.04)
Distributions from net realized gain                       (.83)                       --
                                                         --------------------------------------
Total dividends and distributions
to shareholders                                           (1.09)                     (.04)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                           $15.26                    $12.30
                                                         ======================================

===============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                       35.17%                    23.44%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $11,429                   $3,647
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $ 6,973                   $2,873
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    (0.42)%(6)                2.44%(4)(5)
Expenses                                                  1.92% (6)                0.00%(4)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               137.4%                    108.0%
Average brokerage commission rate(8)                     $0.0501                      --

1. For the period from November 8, 1994 (commencement of operations) to October 31, 1995.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. During the period noted above, the former Manager voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net investment income to average daily net assets and the annualized ratio of net expenses to average daily net assets would have been 0.47% and 1.97%, respectively.
5.  Annualized.
6. The ratio of net investment income to average daily net assets and the ratio of net expenses to average net assets would have been (0.74)% and 2.24%, respectively, absent the voluntary reimbursement by both the former Manager and the current Manager.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $15,705,162 and $8,679,712, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.

 7    Oppenheimer Quest Officers Value Fund

     NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
     Oppenheimer Quest Officers Value Fund (the Fund), formerly named Quest for Value Officers Fund, a series of Oppenheimer Quest for Value Funds, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation primarily through investment in equity securities. On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of Quest for Value Funds and the use of the name "Quest for Value." As part of the transaction, the Fund has entered into an investment advisory agreement with the Manager and the Manager has entered into a sub-advisory agreement with OpCap Advisors (the former Manager). The Fund is authorized to issue Class A, Class B and Class C shares. Initially, only shares of Class A will be offered to officers, trustees and employees of the Fund, the Manager and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

     INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

     FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

     ORGANIZATION COSTS. The former Manager advanced $7,600 for organization and start-up costs of the Fund. Such expenses are being amortized over a five year period from the date operations commenced.

     DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
     (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended October 31, 1996, the Fund adjusted the classifications of net investment income and capital gain (loss) to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1996, amounts have been reclassified to reflect a decrease in accumulated net realized gain on investments of $52,557. Net investment loss was decreased by the same amount.

 8    Oppenheimer Quest Officers Value Fund

     OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
     The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                     YEAR ENDED                         PERIOD ENDED (1)
                                                     OCTOBER 31, 1996                   OCTOBER 31, 1995
                                                     SHARES         AMOUNT              SHARES         AMOUNT
                                                     ---------------------------        --------------------------
     Class A:
     Sold                                             538,510       $ 7,749,424         339,572        $3,529,359
     Dividends and distributions
     reinvested                                        27,528           337,769             713             7,226
     Redeemed                                        (113,652)       (1,596,891)        (43,886)         (503,662)
                                                     ---------      ------------        --------       -----------
     Net increase                                     452,386       $ 6,490,302         296,399        $3,032,923
                                                     =========      ============        ========       ===========

     1) For the period November 8, 1994 (commencement of operations) to October 31, 1995.

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1996, net unrealized appreciation on investments of $864,864 was composed of gross appreciation of $1,499,990, and gross depreciation of $635,126.

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective August 1, 1996, the fee was reduced from 1.00% of average annual net assets to 0.60% of the first $4 million of average annual net assets and 0.70% of net assets in excess of $4 million. Prior to November 22, 1995, management fees were paid to the former Manager at an annual rate of 1.00% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. For the period November 1, 1995 to November 21, 1995, the former Manager voluntarily waived its investment advisory fee and reimbursed the Fund for all other operating expenses for a combined total of $8,962. From November 22, 1995 to February 1, 1996, the Manager voluntarily reimbursed the Fund for all operating expenses totaling $13,307. The Manager acts as the accounting agent for the Fund at an annual fee of $6,000, plus out-of-pocket costs and expenses reasonably incurred. Prior to November 22, 1995, accounting service fees were paid monthly to the former Manager.

    From November 22, 1995 to July 31, 1996, the Manager paid OpCap Advisors (the Sub-Adviser) $11,796 based on the fee schedule set forth in the Prospectus. Effective August 1, 1996, the Sub-Adviser waived all fees under the agreement.

    For the year ended October 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $17,524, which was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers.

    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the period ended October 31, 1996, the Fund paid OFS $4,162.

 9    Oppenheimer Quest Officers Value Fund

    Prior to August 1, 1996, the Fund adopted a Distribution and Service Plan for Class A shares to compensate OppenheimerFunds Distributor, Inc. (OFDI) for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund paid an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also paid a service fee to OFDI of 0.25% per year. Both fees were computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI used all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retained the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. Effective August 1, 1996, the Distribution and Service Plan for Class A was discontinued.

10    Oppenheimer Quest Officers Value Fund

     REPORT OF INDEPENDENT ACCOUNTANTS
     Oppenheimer Quest Officers Value Fund

     To the Board of Trustees and Shareholders of Oppenheimer Quest Officers Value Fund

     In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Officers Value Fund (formerly Quest for Value Officers Fund, one of the portfolios constituting Oppenheimer Quest for Value Funds, formerly Quest for Value Family of Funds, hereafter referred to as the
     Fund) at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the period ended October 31, 1995 were audited by other independent accountants whose report dated December 20, 1995 expressed an unqualified opinion on those statements.


     Price Waterhouse LLP

     Denver, Colorado
     November 21, 1996

11    Oppenheimer Quest Officers Value Fund

     FEDERAL INCOME TAX INFORMATION  (Unaudited)

     In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the fiscal year ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 5.77% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

12    Oppenheimer Quest Officers Value Fund

     OPPENHEIMER QUEST OFFICERS VALUE FUND
     A Series of Oppenheimer Quest for Value Funds


     OFFICERS AND TRUSTEES     Bridget A. Macaskill, Chairman of the Board of
                                     Trustees and President
                               Paul Y. Clinton, Trustee
                               Thomas W. Courtney, Trustee
                               Lacy B. Herrmann, Trustee
                               George Loft, Trustee
                               Robert C. Doll, Jr., Vice President
                               George C. Bowen, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Andrew J. Donohue, Secretary
                               Robert G. Zack, Assistant Secretary

     INVESTMENT ADVISER        OppenheimerFunds, Inc.

     SUB-ADVISER               OpCap Advisors

     DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

     TRANSFER AND              OppenheimerFunds Services
     SHAREHOLDER SERVICING
     AGENT

     CUSTODIAN OF PORTFOLIO    State Street Bank and Trust Company
     SECURITIES

     INDEPENDENT               Price Waterhouse LLP
     ACCOUNTANTS

     LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein


     This is a copy of a report to shareholders of Oppenheimer Quest Officers Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Officers Value Fund. For material information concerning the Fund, see the Prospectus.

     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

13 Oppenheimer Quest Officers Value Fund